UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-08299

Oppenheimer International Small Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2012

Item 1. Schedule of Investments.

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS November 30, 2012 Unaudited

	Shares	Value
Common Stocks–99.5%
Consumer Discretionary–19.4%
Auto Components–0.6%
Elringklinger AG	200,000	$6,411,711
Distributors–1.2%
Inchcape plc	1,700,000	11,646,348
Diversified Consumer Services–0.5%
Kroton Educacional SA1	249,000	4,828,978
Hotels, Restaurants & Leisure–2.5%
Home Inns & Hotels
Management, Inc., ADR[1]	100,000	2,688,000
JD Wetherspoon plc	1,500,000	13,073,544
OPAP SA	574,908	3,738,483
Rezidor Hotel Group AB1	1,402,039	4,783,498

		24,283,525
Household Durables–0.9%
SEB SA	130,000	9,001,366
Internet & Catalog Retail–2.6%
ASKUL Corp.	336,600	5,047,451
ASOS plc[1]	171,006	6,783,677
Ocado Group plc[1]	3,423,650	4,053,563
Start Today Co. Ltd.	692,758	7,235,575
Yoox SpA[1]	200,000	3,092,708

		26,212,974
Media–4.2%
CTS Eventim AG	229,462	7,535,277
CyberAgent, Inc.	3,108	6,096,483
Daily Mail & General Trust plc	657,430	5,550,899
GFK SE	276,044	13,360,521
Schibsted ASA	237,835	9,846,023

		42,389,203
Multiline Retail–0.9%
Don Quijote Co. Ltd.	231,900	9,016,067
Specialty Retail–4.0%
Dufry AG1	79,892	10,716,063
Dunelm Group plc	1,600,000	15,777,973
SuperGroup plc[1]	496,320	4,850,592
USS Co. Ltd.	74,600	7,979,515

		39,324,143
Textiles, Apparel & Luxury Goods–2.0%
Asics Corp.	500,000	7,438,314
Bijou Brigitte Modische Accessoires AG	60,000	4,610,190
Restoque Comercio e Confeccoes de Roupas SA	600,000	2,470,985
Tod’s SpA	49,733	6,063,774

		20,583,263
Consumer Staples–7.0%
Beverages–1.5%
Remy Cointreau SA	42,380	4,747,805
Treasury Wine Estates Ltd.	2,000,000	10,498,616

		15,246,421
Food & Staples Retailing–0.6%
Eurocash SA	450,732	6,278,740
Food Products–1.5%
Aryzta AG1	140,518	7,103,991
Mayora Indah Tbk PT	3,660,500	7,993,691

		15,097,682
Household Products–1.0%
Rohto Pharmaceutical Co. Ltd.	755,833	9,636,447
Personal Products–2.4%
Colgate-Palmolive India Ltd.	500,000	13,263,168
Hypermarcas SA1	1,539,500	11,095,236

		24,358,404
Financials–9.1%
Capital Markets–2.0%
CETIP SA	622,200	6,391,469
EFG International AG1	539,072	4,682,777
IP Group plc[1]	3,935,364	7,061,648
Tullett Prebon plc	600,000	2,181,167

		20,317,061
Consumer Finance–0.7%
International Personal Finance plc	1,308,560	7,251,826
Diversified Financial Services–0.5%
Crisil Ltd.	287,694	5,089,849
Osaka Securities Exchange Co. Ltd.	8	31,443

		5,121,292
Insurance–4.8%
Amlin plc	1,564,240	9,683,752
Delta Lloyd NV	649,695	9,695,925
Euler Hermes SA	136,330	10,815,543
Porto Seguro SA	567,400	5,982,554
St James’s Place plc	1,755,940	11,233,424

		47,411,198
Real Estate Investment Trusts (REITs)–1.1%
Frasers Centrepoint Trust	7,000,000	11,383,745
Health Care–24.0%
Biotechnology–6.3%
Abcam plc	2,300,000	13,275,014
Algeta ASA[1]	300,000	8,097,874
Basilea Pharmaceutica[1]	95,191	4,355,345
Galapagos NV1	121,175	2,619,215

1	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Value
Biotechnology (Continued)
Medivir AB, Cl. B1	489,887	$4,528,253
Swedish Orphan Biovitrum AB1	2,641,484	12,744,202
ThromboGenics NV1	378,458	18,216,453

		63,836,356
Health Care Equipment & Supplies–5.1%
Carl Zeiss Meditec AG	500,000	14,507,635
Microport Scientific Corp.	8,004,000	4,729,984
Sartorius AG, Preference	138,909	12,868,276
Sirona Dental Systems, Inc.[1]	215,480	13,491,203
Trauson Holdings Co. Ltd.	10,103,000	5,592,355

		51,189,453
Health Care Providers & Services–2.7%
Bangkok Dusit Medical
Services PCL, Cl. F	2,807,300	10,244,953
Celesio AG	323,742	5,498,817
Diagnosticos da America SA	731,400	4,251,211
Synergy Health plc	494,560	7,780,968

		27,775,949
Health Care Technology–0.9%
M3, Inc.	4,986	9,187,522
Life Sciences Tools & Services–3.8%
Bruker Corp.[1]	755,470	11,029,862
EPS Corp.	2,000	5,483,108
Morphosys AG1	526,167	18,428,374
Patheon, Inc.[1]	1,147,201	4,238,413

		39,179,757
Pharmaceuticals–5.2%
Almirall SA	2,278,349	21,097,320
BTG plc[1]	1,533,310	8,770,035
Hikma Pharmaceuticals plc	400,000	4,835,289
Ipsen SA	274,200	7,793,729
Santen Pharmaceutical Co. Ltd.	200,000	8,604,499

		51,100,872
Industrials–15.3%
Building Products–1.0%
Kaba Holding AG, Cl. B1	24,983	10,177,061
Commercial Services & Supplies–1.9%
Bilfinger SE	119,000	11,630,623
Multiplus SA	314,200	7,278,594

		18,909,217
Electrical Equipment–1.7%
Nexans SA	150,000	6,982,003
Vacon plc	190,588	9,728,867

		16,710,870
Machinery–5.8%
Aalberts Industries NV	400,000	7,563,999
Burckhardt Compression Holding AG	31,772	10,028,391
NORMA Group	219,022	5,537,466
Pfeiffer Vacum Technology AG	40,000	4,544,122
Rotork plc	296,210	11,769,406
Spirax-Sarco Engineering plc	540,070	18,888,912

		58,332,296
Road & Rail–1.6%
ComfortDelGro Corp. Ltd.	8,543,000	12,038,309
Tegma Gestao Logistica	287,300	4,336,122

		16,374,431
Trading Companies & Distributors–2.5%
Bunzl plc	839,070	13,833,011
MonotaRO Co. Ltd.	368,500	10,750,804

		24,583,815
Transportation Infrastructure–0.8%
Flughafen Zuerich AG	19,000	8,395,921
Information Technology–18.2%
Electronic Equipment, Instruments, & Components–5.6%
Electrocomponents plc	4,500,000	15,190,785
Halma plc	1,510,810	10,568,096
Hirose Electric Co. Ltd.	45,100	5,131,777
Ingenico	208,190	11,082,268
Yokogawa Electric Corp.	1,306,500	13,891,667

		55,864,593
Internet Software & Services–3.8%
Blinkx plc[1]	5,000,000	5,367,202
Kakaku.com, Inc.	212,356	7,308,230
Moneysupermarket.com Group plc	3,544,230	9,238,737
Opera Software ASA	859,697	4,856,659
Telecity Group plc	713,030	9,790,205
Velti plc[1]	612,880	2,089,921

		38,650,954
IT Services–3.7%
Satyam Computer Services Ltd.[1]	7,158,261	13,370,334
SCSK Corp.	336,400	5,749,834
Wirecard AG	727,545	17,873,881

		36,994,049
Semiconductors & Semiconductor Equipment–2.4%
Dialog Semiconductor plc[1]	417,145	8,487,693
Disco Corp.	178,900	9,607,889
Imagination Technologies Group plc[1]	896,290	5,835,867

		23,931,449

2	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS Unaudited/Continued

	Shares	Value
Software–2.7%
Konami Corp.	317,800	7,726,478
NICE Systems Ltd., ADR[1]	282,920	9,557,038
Temenos Group AG1	400,000	6,798,317
Unit4 NV	94,899	2,599,244

		26,681,077
Materials–4.5%
Chemicals–4.5%
Croda International plc	268,180	10,230,314
Sika AG	4,969	10,911,746
Symrise AG	267,000	9,297,534
Victrex plc	600,000	14,784,640

		45,224,234
Utilities–2.0%
Energy Traders–0.4%
APR Energy plc	375,580	4,058,706
Gas Utilities–1.6%
ENN Energy Holdings Ltd.	2,382,000	10,726,407
Indraprastha Gas Ltd.	1,000,000	4,903,024

		15,629,431
Total Common Stocks (Cost $882,207,702)		998,588,407

	Units	Value
Rights, Warrants and Certificates–0.0%
Patheon, Inc. Rts., Strike Price 0.02CAD, Exp. 12/17/12[1] (Cost $–)	1,069,001	$26,904

	Shares
Investment Company–1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%[2,3] (Cost $10,966,238)	10,966,238	10,966,238

Total Investments, at Value (Cost $893,173,940)	100.6%	1,009,581,549
Liabilities in Excess of Other Assets	(0.6)	(6,095,584)

Net Assets	100.0%	$1,003,485,965

Footnotes to Statement of Investments

1.	Non-income producing security.
2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 31, 2012	Gross Additions	Gross Reductions	Shares November 30, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	24,918,552	48,258,463	62,210,777	10,966,238

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$10,966,238	$4,878

3.	Rate shown is the 7-day yield as of November 30, 2012.

3	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS Unaudited/Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$263,365,600	26.1%
Germany	140,592,120	13.9
Japan	135,923,103	13.5
Switzerland	73,169,612	7.2
France	50,422,714	5.0
Brazil	46,635,149	4.6
India	36,626,375	3.6
United States	35,487,303	3.5
Singapore	23,422,054	2.3
Norway	22,800,556	2.3
Sweden	22,055,953	2.2
Spain	21,097,320	2.1
Belgium	20,835,668	2.1
Netherlands	19,859,168	2.0
China	13,010,339	1.3
Cayman Islands	10,726,407	1.1
Australia	10,498,616	1.0
Thailand	10,244,953	1.0
Finland	9,728,867	1.0
Israel	9,557,038	0.9
Italy	9,156,482	0.9
Indonesia	7,993,691	0.8
Poland	6,278,740	0.6
Canada	4,265,317	0.4
Greece	3,738,483	0.4
Ireland	2,089,921	0.2

Total	$1,009,581,549	100.0%

Spot Currency Exchange Contracts as of November 30, 2012 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount(000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Citigroup:
Euro (EUR)	Buy	605	EUR	12/3/12-12/5/12	$787,095	$2,299	$25
Japanese Yen (JPY)	Buy	49,080	JPY	12/5/12	595,376	623	—
Swedish Krona (SEK)	Sell	100,789	SEK	12/4/12	15,149	—	42

						2,922	67
Credit Suisse
Swiss Franc (CHF)	Buy	1,142	CHF	12/3/12-12/5/12	1,232,437	1,968	109
Goldman Sachs & Co.
British Pounds (GBP)	Sell	203,090	GBP	12/3/12	325,381	—	269
JPMorgan Chase:
British Pounds (GBP)	Sell	290	GBP	12/5/12	464,830	131	—
Swedish Krona (SEK)	Sell	3,643	SEK	12/5/12	547,572	—	624

						131	624
RBS Greenwich Capital
Canadian Dollar (CAD)	Buy	106	CAD	12/5/12	106,504	6	—
State Street
British Pounds (GBP)	Sell	17	GBP	12/4/12	26,692	27	—

4	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

STATEMENT OF INVESTMENTS Unaudited/Continued

Broker/Contract Description	Buy/Sell	Contract Amount(000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar (CAD)	Buy	85	CAD	12/4/12	$85,687	$—	$44
Swedish Krona (SEK)	Sell	262	SEK	12/3/12	39,428	—	10

						27	54

Total unrealized appreciation and depreciation						$5,054	$1,123

5	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is

6	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

Securities Valuation (Continued)

not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those

7	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

Securities Valuation (Continued)

fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$173,232,298	$20,465,280	$—	$193,697,578
Consumer Staples	70,617,694	—	—	70,617,694
Financials	91,485,122	—	—	91,485,122
Health Care	233,665,410	8,604,499	—	242,269,909
Industrials	153,483,611	—	—	153,483,611
Information Technology	150,896,088	31,226,034	—	182,122,122
Materials	45,224,234	—	—	45,224,234
Utilities	19,688,137	—	—	19,688,137
Rights, Warrants and Certificates	26,904	—	—	26,904

8	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

Securities Valuation (Continued)

Investment Company	10,966,238	—	—	10,966,238

Total Investments, at Value	949,285,736	60,295,813	—	1,009,581,549
Other Financial Instruments:
Foreign currency exchange contracts	—	5,054	—	5,054

Total Assets	$949,285,736	$60,300,867	$—	$1,009,586,603

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(1,123)	$—	$(1,123)

Total Liabilities	$—	$(1,123)	$—	$(1,123)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*
Assets Table
Investments, at Value:
Common Stocks
Consumer
Discretionary	$45,029,291	$(8,013,104)	$8,013,104	$(45,029,291)
Consumer Staples	9,804,901	—	—	(9,804,901)
Financials	16,998,967	—	—	(16,998,967)
Health Care	17,221,389	—	—	(17,221,389)
Industrials	9,129,740	—	—	(9,129,740)
Information
Technology	4,691,807	—	—	(4,691,807)
Utilities	4,278,719	—	—	(4,278,719)

Total Assets	$107,154,814	$(8,013,104)	$8,013,104	$(107,154,814)

*	Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.
**	Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to

9	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

10	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

Risk Exposures and the Use of Derivative Instruments (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,054, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

11	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Oppenheimer International Small Company Fund

NOTES TO STATEMENT OF INVESTMENTS Unaudited/Continued

During the three months ended November 30, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,451,748 and $2,341,405, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$893,232,858
Federal tax cost of other investments	3,254,124

Total federal tax cost	$896,486,982

Gross unrealized appreciation	$190,102,729
Gross unrealized depreciation	(75,063,033)

Net unrealized appreciation	$115,039,696

12	OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small Company Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013